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                                                                 Exhibit 10.3.6


                      ASSIGNMENT AND ASSUMPTION AGREEMENT


THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this "ASSUMPTION") is made as of the 31st day of March, 2003 by and among the entities listed on Schedule 1 (collectively "ASSIGNORS") and IMPAC HOTEL GROUP MEZZANINE, LLC, SERVICO OPERATIONS MEZZANINE, LLC, LODGIAN FINANCING MEZZANINE, LLC, ISLAND MOTEL ENTERPRISES, INC., and PENMOCO, INC. (collectively, "ASSIGNEES").

                                    RECITALS

         WHEREAS, Merrill Lynch Mortgage Lending, Inc. (in such capacity, "MEZZANINE LENDER") previously made a loan in the principal sum of $78,671,201 (the "ORIGINAL MEZZANINE LOAN") to the Assignees, which Original Mezzanine Loan is evidenced by and advanced pursuant to the terms and provisions of that certain Mezzanine Note dated as of November 25, 2002, made by the Assignees to Mezzanine Lender (the "ORIGINAL MEZZANINE NOTE") and the Mezzanine Loan Agreement dated as of November 25, 2002, among the Assignees and Mezzanine Lender;

         WHEREAS, Merrill Lynch Mortgage Lending, Inc. (in such capacity, "MORTGAGE LENDER") previously made a loan in the principal sum of $224,036,325 (the "ORIGINAL MORTGAGE LOAN") to the Assignors, which Original Mortgage Loan
(i) is evidenced by and advanced pursuant to the terms and provisions of that certain Promissory Note dated as of November 25, 2002, made by the Assignors to Mortgage Lender (the "ORIGINAL MORTGAGE NOTE") and the Loan and Security Agreement dated as of November 25, 2002, among the Assignors and Mortgage Lender;

         WHEREAS, at the time of origination of the Original Mezzanine Loan and the Original Mortgage Loan, each of the Assignees and the Assignors agreed, in consideration of making the Mezzanine Loan and the Original Mortgage Loan prior to the final determination of sizing of the Original Mezzanine Loan and the Original Mortgage Loan, that prior to a Securitization the principal balance of the Original Mortgage Loan and the Original Mezzanine Loan may be adjusted in the sole discretion of Mortgage Lender and Mezzanine Lender (the "RESIZING"), subject to certain limitations with respect to, among other things, (i) changes in the weighted average interest rate and aggregate debt service payable on the Original Mezzanine Loan and the Original Mortgage Loan, and (ii) material changes to the rights or obligations of the Assignees and the Assignors under the Mezzanine Loan Documents and the Mortgage Loan Documents;

         WHEREAS, Mezzanine Lender and Mortgage Lender have elected to cause the Resizing to be effectuated;

         WHEREAS, in connection with the Resizing, pursuant to the terms of that certain Note Severance Agreement dated as of the date hereof among the Assignors and Mortgage Lender, the Original Mortgage Note has been severed into two notes in the respective amounts of $218,127,000 (the "AMENDED AND RESTATED PROMISSORY NOTE A"), and $5,539,275 (the "ASSUMED NOTE");

         WHEREAS, in connection with the Resizing, the Assignees are to assume the repayment obligations under and pursuant to the terms of the Assumed Note;


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         WHEREAS, in connection with the Resizing, Mortgage Lender will assign all of its right, title and interest in and to the Assumed Note, but not the Amended and Restated Promissory Note A, to Mezzanine Lender and Mezzanine Lender will succeed to all right, title and interest in and to the Assumed Note.

         NOW THEREFORE, in pursuance of said agreement and in consideration of ten dollars and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the Assignees and the Assignors hereby agree as follows:


                                   AGREEMENT

         SECTION 1. RECITALS. The Recitals are hereby incorporated herein by this reference.

         SECTION 2. DEFINITIONS. All terms used in this Assumption and not otherwise defined herein shall have the same meaning as set forth in the Mortgage Loan Agreement.

         SECTION 3. ASSIGNMENT BY ASSIGNORS; ASSUMPTION BY ASSIGNEES. The Assignors hereby assign to the Assignees all of the Assignors' obligations under the Assumed Note. The Assignees covenants, promises and agree (a) to accept, assume and perform each and all of the Assignors' obligations which have arisen, or which may hereafter arise, at the times, in the manner and in all respects as provided herein, in the Assumed Note, and (b) to be bound by each and all of the terms and provisions of the Assumed Note. The Assignor is hereby released from any obligations which first arise after the date hereof under the Assumed Note. On and after the date hereof, the Assignees shall be deemed to be the "BORROWERS" for all purposes of the Assumed Note.

         SECTION 4. REPRESENTATIONS AND WARRANTIES BY THE ASSIGNORS. The Assignors makes the following representations and warranties:

                  (a) ORGANIZATION. Each of the Assignors (i) are duly organized and existing under the laws of their respective states of organization, (ii) have power and authority to enter into and execute and deliver this Assumption, which has been approved by all proper and necessary action by the Assignors.

                  (b) BINDING AGREEMENT. This Assumption has been properly executed by the Assignors and constitutes the valid and legally binding obligations of the Assignors; and this Assumption and each of the other documents executed and delivered by the Assignors in connection therewith are enforceable against the Assignors in accordance with their respective terms.

         SECTION 5. REPRESENTATIONS AND WARRANTIES BY THE ASSIGNEES. The Assignees makes the following representations and warranties:

                  (a) ORGANIZATION. Each of the Assignees (i) are duly organized and existing under the laws of their respective states of organization, (ii) have the power and authority to enter into and execute and deliver this Assumption, which has been approved by all proper and necessary action by the Assignees.


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                  (b)      BINDING AGREEMENT. This Assumption has been properly
executed by the Assignees and constitutes the valid and legally binding obligations of the Assignees; and the Assumed Note, this Assumption, and each of the other documents executed and delivered by the Assignees are enforceable against the Assignees in accordance with their respective terms.

                  (c) ADDITIONAL DOCUMENTS. The Assignees will execute and deliver such additional instruments and perform such additional acts as may be necessary, in the opinion of the Assignors to carry out the intent hereof.

         SECTION 6. GOVERNING LAW. THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THE STATE OF NEW YORK AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.


                         [REMAINDER OF PAGE LEFT BLANK]


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         IN WITNESS WHEREOF, the undersigned Assignees and Assignors have executed this Assumption as of the day and year first written above.


                                    ASSIGNEES:

                                    ALBANY HOTEL, INC., a Florida corporation,

                                    APICO HILLS, INC., a Pennsylvania
                                    corporation,

                                    APICO INNS OF GREEN TREE, INC., a
                                    Pennsylvania corporation,

                                    BRUNSWICK MOTEL ENTERPRISES, INC., a
                                    Georgia corporation,

                                    DOTHAN HOSPITALITY 3053, INC., an Alabama corporation,

                                    DOTHAN HOSPITALITY 3071, INC., an Alabama corporation,

                                    GADSDEN HOSPITALITY, INC., an Alabama
                                    corporation,

                                    LODGIAN AMI, INC., a Maryland corporation,

                                    MINNEAPOLIS MOTEL ENTERPRISES, INC., a
                                    Minnesota corporation,

                                    NH MOTEL ENTERPRISES, INC., a Michigan
                                    corporation,

                                    SERVICO AUSTIN, INC., a Texas corporation,

                                    SERVICO CEDAR RAPIDS, INC., an Iowa
                                    corporation,

                                    SERVICO COLUMBIA, INC., a Maryland
                                    corporation,

                                    SERVICO GRAND ISLAND, INC., a New York
                                    corporation,

                                    SERVICO HOUSTON, INC., a Texas corporation,


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                                    SERVICO JAMESTOWN, INC., a New York
                                    corporation,

                                    SERVICO LANSING, INC., a Michigan
                                    corporation,

                                    SERVICO MARKET CENTER, INC., a Texas
                                    corporation,

                                    SERVICO MARYLAND, INC., a Maryland
                                    corporation,

                                    SERVICO METAIRIE, INC., a Louisiana
                                    corporation,

                                    SERVICO NEW YORK, INC., a New York
                                    corporation,

                                    SERVICO NIAGARA FALLS, INC., a New York
                                    corporation,

                                    SERVICO NORTHWOODS, INC., a Florida
                                    corporation,

                                    SERVICO PENSACOLA 7200, INC., a Delaware corporation,

                                    SERVICO PENSACOLA 7330, INC., a Delaware corporation,

                                    SERVICO PENSACOLA, INC., a Delaware
                                    corporation,

                                    SERVICO ROLLING MEADOWS, INC., an Illinois corporation,

                                    SERVICO WINTER HAVEN, INC., a Florida
                                    corporation,

                                    SHEFFIELD MOTEL ENTERPRISES, INC., an
                                    Alabama corporation,

                                    IMPAC HOTELS I, L.L.C., a Georgia limited liability company, and


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                                    LODGIAN MEMPHIS PROPERTY OWNER, LLC, a
                                    Delaware limited liability company

                                    By: /s/ Daniel E. Ellis
                                       ----------------------------------------
                                       Name: Daniel E. Ellis
                                       Title: Vice President and Secretary or
                                              authorized signatory of the above
                                              entities

                                    AMI OPERATING PARTNERS, L.P., a Delaware limited partnership

                                    By: AMIOP ACQUISITION GENERAL PARTNER SPE
                                        CORP., a Delaware corporation, its
                                        General Partner

                                        By: /s/ Daniel E. Ellis
                                           ------------------------------------
                                           Name: Daniel E. Ellis
                                           Title: Vice President and Secretary

                                    DEDHAM LODGING ASSOCIATES I, LIMITED
                                    PARTNERSHIP, a Georgia limited partnership


                                    By: DEDHAM LODGING SPE, INC., a Delaware
                                        corporation, its General Partner

                                        By: /s/ Daniel E. Ellis
                                           ------------------------------------
                                           Name: Daniel E. Ellis
                                           Title: Vice President and Secretary

                                    LITTLE ROCK LODGING ASSOCIATES I, LIMITED
                                    PARTNERSHIP, a Georgia limited partnership

                                    By: LODGIAN LITTLE ROCK SPE, INC., a
                                        Delaware corporation, its General
                                        Partner

                                        By: /s/ Daniel E. Ellis
                                           ------------------------------------
                                           Name: Daniel E. Ellis
                                           Title: Vice President and Secretary


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                                    SERVICO CENTRE ASSOCIATES, LTD., a Florida
                                    limited partnership

                                    By: SERVICO PALM BEACH GENERAL PARTNER SPE,
                                        INC., a Delaware corporation, its
                                        General Partner

                                        By: /s/ Daniel E. Ellis
                                           ------------------------------------
                                           Name: Daniel E. Ellis
                                           Title: Vice President and Secretary


                                    ASSIGNEES:

                                    IMPAC HOTEL GROUP MEZZANINE, LLC, a
                                    Delaware limited liability company

                                    By: /s/ Daniel E. Ellis
                                       ----------------------------------------
                                       Name: Daniel E. Ellis
                                       Title: Vice President and Secretary

                                    SERVICO OPERATIONS MEZZANINE, LLC, a
                                    Delaware limited liability company

                                    By: /s/ Daniel E. Ellis
                                       ----------------------------------------
                                       Name: Daniel E. Ellis
                                       Title: Vice President and Secretary

                                    LODGIAN FINANCING MEZZANINE, LLC, a
                                    Delaware limited liability company

                                    By: /s/ Daniel E. Ellis
                                       ----------------------------------------
                                       Name: Daniel E. Ellis
                                       Title: Vice President and Secretary


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                                    ISLAND MOTEL ENTERPRISES, INC., a Georgia
                                    corporation

                                    By: /s/ Daniel E. Ellis
                                       ----------------------------------------
                                       Name: Daniel E. Ellis
                                       Title: Vice President and Secretary

                                    PENMOCO, INC., a Michigan corporation

                                    By: /s/ Daniel E. Ellis
                                       ----------------------------------------
                                       Name: Daniel E. Ellis
                                       Title: Vice President and Secretary


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                       ACKNOWLEDGEMENT OF MORTGAGE LENDER

         The undersigned has executed this Assumption in order to signify its consent to the assignment and assumption of the Assumed Note, and the release of the Assignor from any obligations under the Assumed Note first arising after the date hereof.


                                    MORTGAGE LENDER:

                                    By: /s/ Steven Glassman
                                       ----------------------------------------
                                       Name: Steven Glassman
                                       Title: Authorized Signatory